Filed pursuant to Rule 497(e)
Registration Nos. 333-86348; 811-21079

Hatteras Alpha Hedged Strategies Fund
Hatteras Hedged Strategies Fund
Hatteras Long/Short Debt Fund

each a series of Hatteras Alternative Mutual Funds Trust

No Load | Class A | Class C | Institutional Class

March 14, 2014

Supplement to the Prospectuses and
Statements of Additional Information (“SAIs”)
dated April 30, 2013, as previously supplemented
 (for the Hatteras Alpha Hedged Strategies Fund and Hatteras Hedged Strategies Fund)
and dated September 21, 2013, as previously supplemented
(for the Hatteras Long/Short Debt Fund)

The following information supplements the sections titled “Investment Sub-Advisors to Underlying Funds” on page 39 of the Prospectus for Hatteras Alpha Hedged Strategies Fund, page 10 of the Prospectus for Hatteras Hedged Strategies Fund and page 10 of the Prospectus for Hatteras Long/Short Debt Fund.

MP Securitized Credit Partners, L.P.
Addition of Sub-Advisor

Effective immediately, the Board of Trustees has appointed MP Securitized Credit Partners, L.P. (“MP”) as sub-advisor to the Underlying Funds Trust to manage a portion of the Underlying Funds’ assets.  The appointment of MP does not require shareholder approval under the terms of the exemptive order issued to the Funds by the SEC.  The exemptive order permits the Advisor to hire new sub-advisors subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Additionally, the sections on pages 61–64 of the Hatteras Alpha Hedged Strategies Fund Prospectus, pages 20–24 of the Hatteras Hedged Strategies Fund Prospectus, page 20 of the Hatteras Long/Short Debt Prospectus, pages 31–39 of the Hatteras Alpha Hedged Strategies Fund and Hatteras Hedged Strategies Fund SAI, and pages 29–30 of the Hatteras Long/Short Debt Fund SAI, describing the sub-advisors to the Underlying Funds, are amended to add the following:

MP Securitized Credit Partners, L.P.
The Advisor has entered into a Sub-Advisory Agreement with MP Securitized Credit Partners, L.P. (“MP”) to manage a portion of the Relative Value Long/Short Debt Portfolio.  MP is located at 520 Madison Avenue, 3rd Floor, New York, New York, 10022 and is a registered investment adviser. MP provides investment management services to private funds and separately managed accounts.

Please retain this Supplement with your
Prospectuses and SAIs for future reference.